                                                                     Exhibit 0.1

                                  SEC FILINGS
                               POWER OF ATTORNEY

     The undersigned Director of UAM Funds, Inc., UAM Funds, Inc. II and Trustee of UAM Funds Trust (each, the "Fund") hereby appoints Linda T. Gibson and Audrey
C. Talley, and any one of them, his true and lawful attorneys-in-fact with authority to execute in the name of such Director/Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                       /s/John T. Bennett, Jr.
                                       -----------------------
                                       John T. Bennett, Jr.

Date:  December 14, 2000

                                                                     Exhibit 0.2

                                  SEC FILINGS
                               POWER OF ATTORNEY

     The undersigned Director of UAM Funds, Inc., UAM Funds, Inc. II and Trustee of UAM Funds Trust (each, the "Fund") hereby appoints Linda T. Gibson and Audrey
C. Talley, and any one of them, her true and lawful attorneys-in-fact with authority to execute in the name of such Director/Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                       /s/Nancy J. Dunn
                                       ----------------
                                       Nancy J. Dunn

Date:  December 14, 2000

                                                                     Exhibit 0.3


                                  SEC FILINGS
                               POWER OF ATTORNEY

     The undersigned Director of UAM Funds, Inc., UAM Funds, Inc. II and Trustee of UAM Funds Trust (each, the "Fund") hereby appoints Linda T. Gibson and Audrey
C. Talley, and any one of them, his true and lawful attorneys-in-fact with authority to execute in the name of such Director/Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                       /s/Philip D. English
                                       --------------------
                                       Philip D. English

Date:  December 14, 2000

                                                                     Exhibit 0.4

                                  SEC FILINGS
                               POWER OF ATTORNEY

     The undersigned Director of UAM Funds, Inc., UAM Funds, Inc. II and Trustee of UAM Funds Trust (each, the "Fund") hereby appoints Linda T. Gibson and Audrey
C. Talley, and any one of them, his true and lawful attorneys-in-fact with authority to execute in the name of such Director/Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                       /s/William A. Humenuk
                                       ---------------------
                                       William A. Humenuk

Date:  December 14, 2000

                                                                     Exhibit 0.5

                                  SEC FILINGS
                               POWER OF ATTORNEY

     The undersigned Director of UAM Funds, Inc., UAM Funds, Inc. II and Trustee of UAM Funds Trust (each, the "Fund") hereby appoints Linda T. Gibson and Audrey
C. Talley, and any one of them, his true and lawful attorneys-in-fact with authority to execute in the name of such Director/Trustee on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                       /s/James F. Orr III
                                       -------------------
                                       James F. Orr III

Date:  December 14, 2000